SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 5, 2009 (December 29, 2008)

MARQUEE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-33344	77-0642885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street Kansas City, Missouri		64105
(Address of principal executive offices)		Zip Code

Registrant’s telephone number, including area code
(816) 221-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 29, 2008, certain subsidiaries of Marquee Holdings Inc. (“Holdings”) completed the previously announced sale of the 100% ownership interest in Grupo Cinemex, S.A. de C.V. (“Cinemex”) and Symphony Subsisting Vehicle, S. de R.L. de C.V. (“Symphony”) owned by Holdings and its subsidiaries to Entretenimiento GM de Mexico S.A. de C.V.  pursuant to a definitive Stock Purchase Agreement dated as of November 5, 2008 (the “Agreement”).  Cinemex operates 44 theatres with 493 screens primarily in the Mexico City Metropolitan area.

As provided in the Agreement, on December 29, 2008 the stockholders of Cinemex and equity holders of Symphony  received $315,000,000 in cash, decreased by the amount of net funded indebtedness of Cinemex and other specified items of $66,859,447, in exchange for all of their equity interests in Cinemex and Symphony.   The Agreement provides for additional adjustments to the sales price subsequent to December 29, 2008 for items such as a working capital calculation, post-closing adjustments and tax payments and refunds.

Item 9.01 Financial Statements and Exhibits.

(b)          Pro forma financial information.

UNADITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On December 29, 2008, we closed on the disposition of Cinemex pursuant to the Agreement (the “Cinemex Transaction”).  In accordance with the Agreement, we received $315 million in cash, decreased by the amount of net funded indebtedness of Cinemex and other specified items of $66.9 million (including an estimated working capital adjustment) and estimate we will receive an additional $11.7 million in the form of tax payments and refunds in later periods.

We derived the following unaudited pro forma condensed consolidated financial information by applying pro forma adjustments attributable to the Cinemex Transaction as discontinued operations, to Holdings’ historical consolidated financial statements.  The unaudited pro forma condensed consolidated statements of operations data for the 26 weeks ended October 2, 2008 and September 27, 2007, the 53 weeks ended October 2, 2008, the 53 weeks ended April 3, 2008, the 52 weeks ended March 29, 2007 and the 52 weeks ended March 30, 2006 give effect to the Cinemex Transaction as if it had occurred on April 1, 2005.  The unaudited pro forma condensed consolidated balance sheet data gives effect to the Cinemex Transaction as if it had occurred on October 2, 2008.  We have included pro forma financial information for the 53 weeks ended October 2, 2008 because we believe that this information provides meaningful financial data about our company’s performance after completion of the Cinemex Transaction.  In addition, our senior secured credit facility requires us to measure compliance with certain quarterly financial covenants on a trailing twelve month basis.  We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial information is for illustrative and informational purpose only and should not be considered indicative of the results that would have been achieved had the transactions been consummated on the dates or for the periods indicated and do not purport to represent consolidated balance sheet data or statement of operations data or other financial data as of any future date or any future period.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and accompanying notes for Holdings appearing in our Form 10-K filed on June 18, 2008 and in our Form 10-Q filed on November 17, 2008.

MARQUEE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF OCTOBER 2, 2008

(dollars in thousands)

	As of October 2, 2008

				Holdings
		Cinemex		Pro Forma
	Holdings	Pro Forma		for Cinemex
	Historical	Adjustments		Transaction

Assets
Cash and equivalents	$89,895	$243,606	(1)	$307,470
		(26,031	)(2)
Current assets	119,460	(24,905	)(2)	106,287
		11,732	(1)
Property, net	1,196,545	(106,878	)(2)	1,089,667
Intangible assets, net	194,763	(21,475	)(2)	173,288
Goodwill	2,065,459	(197,214	)(2)	1,846,445
		(21,800	)(3)
Other long-term assets	119,828	(7,781	)(2)	112,047

Total assets	$3,785,950	$(150,746)		$3,635,204

Liabilities and Stockholder’s Equity
Current liabilities	$405,372	$(53,530	)(2)	$358,742
		6,900	(3)
Corporate borrowings	1,823,246	(82,838	)(2)	1,740,408
Capital and financing lease obligations	63,738	(4,741	)(2)	58,997
Deferred revenues and income	249,066	—		249,066
Other long-term liabilities	323,498	(10,192	)(2)	313,306

Total liabilities	2,864,920	(144,401)		2,720,519

Stockholder’s Equity
Common Stock	—	—		—
Additional paid-in capital	1,046,724	—		1,046,724
Accumulated other comprehensive (loss)/income	(4,421)	11,470	(2)	7,049
Accumulated deficit	(121,273)	(17,815	)(3)	(139,088)

Stockholder’s equity	921,030	(6,345)		914,685

Total liabilities and Stockholder’s Equity	$3,785,950	$(150,746)		$3,635,204

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

MARQUEE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

TWENTY-SIX WEEKS ENDED OCTOBER 2, 2008

(dollars in thousands)

				Holdings
		Cinemex		Pro Forma
	Holdings	Pro Forma		for Cinemex
	Historical	Adjustments		Transaction

Admissions	$868,530	$(47,082	)(4)	$821,448
Concessions	363,774	(34,024	)(4)	329,750
Other	46,235	(15,204	)(4)	31,031
Total revenues	1,278,539	(96,310)		1,182,229

Film exhibition costs	463,238	(20,936	)(4)	442,302
Concession costs	42,795	(7,778	)(4)	35,017
Operating expense	325,222	(23,331	)(4)	301,891
Rent	235,710	(10,561	)(4)	225,149

General and administrative:
Merger, acquisition and transaction costs	252	—		252
Management fee	2,500	—		2,500
Other	23,600	(6,296	)(4)	17,304
Preopening expense	3,060	—		3,060
Theatre and other closure income	(2,333)	—		(2,333)
Depreciation and amortization	116,114	(15,058	)(4)	101,056
Disposition of assets and other gains	(355)	—		(355)

Total costs and expenses	1,209,803	(83,960)		1,125,843

Other income	(10,426)	522	(4)	(9,904)
Interest expense:
Corportate borrowings	78,863	(5,220	)(4)	73,643
Capital and financing lease obligations	3,404	(409	)(4)	2,995
Equity in earnings of non-consolidated entities	(9,706)	—		(9,706)
Investment income	(1,354)	771	(4)	(583)

Total other expense	60,781	(4,336)		56,445

Earnings (loss) from continuing operations before income taxes	7,955	(8,014)		(59)
Income tax provision	2,800	(2,232	)(4)	568

Earnings from continuing operations	$5,155	$(5,782)		$(627)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

MARQUEE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

TWENTY-SIX WEEKS ENDED SEPTEMBER 27, 2007

(dollars in thousands)

				Holdings
		Cinemex		Pro Forma
	Holdings	Pro Forma		for Cinemex
	Historical	Adjustments		Transaction

Admissions	$895,247	$(47,915	)(4)	$847,332
Concessions	380,430	(33,384	)(4)	347,046
Other	48,219	(11,773	)(4)	36,446
Total revenues	1,323,896	(93,072)		1,230,824

Film exhibition costs	473,625	(20,839	)(4)	452,786
Concession costs	45,173	(7,793	)(4)	37,380
Operating expense	326,141	(20,594	)(4)	305,547
Rent	228,289	(10,445	)(4)	217,844

General and administrative:
Merger, acquisition and transaction costs	5,340	—		5,340
Management fee	2,500	—		2,500
Other	25,798	(5,507	)(4)	20,291
Preopening expense	2,341	—		2,341
Theatre and other closure income	(16,446)	—		(16,446)
Depreciation and amortization	125,438	(13,621	)(4)	111,817
Disposition of assets and other gains	(1,698)	—		(1,698)

Total costs and expenses	1,216,501	(78,799)		1,137,702

Other income	(9,025)	—		(9,025)
Interest expense:
Corportate borrowings	86,664	(6,433	)(4)	80,231
Capital and financing lease obligations	3,291	(317	)(4)	2,974
Equity in earnings of non-consolidated entities	(27,425)	—		(27,425)
Investment income	(21,395)	764	(4)	(20,631)

Total other expense	32,110	(5,986)		26,124

Earnings from continuing operations before income taxes	75,285	(8,287)		66,998
Income tax provision	35,000	(2,109	)(4)	32,891

Earnings from continuing operations	$40,285	$(6,178)		$34,107

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

MARQUEE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FIFTY-THREE WEEKS ENDED OCTOBER 2, 2008

(dollars in thousands)

							Holdings
	HOLDINGS HISTORICAL				Cinemex		Pro Forma
	53 weeks	26 weeks	26 weeks	53 weeks	Pro Forma		for Cinemex
	4/03/08	10/02/08	9/27/2007	10/02/08	Adjustments		Transaction

Admissions	$1,703,075	$868,530	$895,247	$1,676,358	$(86,636	)(4)	$1,589,722
Concessions	708,786	363,774	380,430	692,130	(61,096	)(4)	631,034
Other	92,466	46,235	48,219	90,482	(26,789	)(4)	63,693
Total revenues	2,504,327	1,278,539	1,323,896	2,458,970	(174,521)		2,284,449

Film exhibition costs	879,076	463,238	473,625	868,689	(37,532	)(4)	831,157
Concession costs	83,546	42,795	45,173	81,168	(13,934	)(4)	67,234
Operating expense	649,890	325,222	326,141	648,971	(45,039	)(4)	603,932
Rent	457,929	235,710	228,289	465,350	(18,656	)(4)	446,694

General and administrative:
Merger, acquisition and transaction costs	6,372	252	5,340	1,284	—		1,284
Management fee	5,000	2,500	2,500	5,000	—		5,000
Other	49,897	23,600	25,798	47,699	(11,509	)(4)	36,190
Preopening expense	7,130	3,060	2,341	7,849	—		7,849
Theatre and other closure income	(20,970)	(2,333)	(16,446)	(6,857)	—		(6,857)
Depreciation and amortization	251,194	116,114	125,438	241,870	(30,520	)(4)	211,350
Impairment of long-lived assets	8,933	—	—	8,933	—		8,933
Disposition of assets and other gains	(2,408)	(355)	(1,698)	(1,065)	—		(1,065)

Total costs and expenses	2,375,589	1,209,803	1,216,501	2,368,891	(157,190)		2,211,701

Other income	(12,431)	(10,426)	(9,025)	(13,832)	21	(4)	(13,811)
Interest expense:
Corportate borrowings	172,184	78,863	86,664	164,383	(10,069	)(4)	154,314
Capital and financing lease obligations	7,150	3,404	3,291	7,263	(737	)(4)	6,526
Equity in earnings of non-consolidated entities	(43,019)	(9,706)	(27,425)	(25,300)	—		(25,300)
Investment income	(25,679)	(1,354)	(21,395)	(5,638)	1,763	(4)	(3,875)

Total other expense	98,205	60,781	32,110	126,876	(9,022)		117,854

Earnings (loss) from continuing operations before income taxes	30,533	7,955	75,285	(36,797)	(8,309)		(45,106)
Income tax provision	7,800	2,800	35,000	(24,400)	(6,903	)(4)	(31,303)

Earnings (loss) from continuing operations	$22,733	$5,155	$40,285	$(12,397)	$(1,406)		$(13,803)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

MARQUEE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FIFTY-THREE WEEKS ENDED APRIL 3, 2008

(dollars in thousands)

				Holdings
		Cinemex		Pro Forma
	Holdings	Pro Forma		for Cinemex
	Historical	Adjustments		Transaction

Admissions	$1,703,075	$(87,469	)(4)	$1,615,606
Concessions	708,786	(60,456	)(4)	648,330
Other	92,466	(23,358	)(4)	69,108
Total revenues	2,504,327	(171,283)		2,333,044

Film exhibition costs	879,076	(37,435	)(4)	841,641
Concession costs	83,546	(13,949	)(4)	69,597
Operating expense	649,890	(42,302	)(4)	607,588
Rent	457,929	(18,540	)(4)	439,389

General and administrative:
Merger, acquisition and transaction costs	6,372	—		6,372
Management fee	5,000	—		5,000
Other	49,897	(10,720	)(4)	39,177
Preopening expense	7,130	—		7,130
Theatre and other closure income	(20,970)	—		(20,970)
Depreciation and amortization	251,194	(29,083	)(4)	222,111
Impairment of long-lived assets	8,933	—		8,933
Disposition of assets and other gains	(2,408)	—		(2,408)

Total costs and expenses	2,375,589	(152,029)		2,223,560

Other income	(12,431)	(501	)(4)	(12,932)
Interest expense:
Corportate borrowings	172,184	(11,282	)(4)	160,902
Capital and financing lease obligations	7,150	(645	)(4)	6,505
Equity in earnings of non-consolidated entities	(43,019)	—		(43,019)
Investment income	(25,679)	1,756	(4)	(23,923)

Total other expense	98,205	(10,672)		87,533

Earnings from continuing operations before income taxes	30,533	(8,582)		21,951
Income tax provision	7,800	(6,780	)(4)	1,020

Earnings from continuing operations	$22,733	$(1,802)		$20,931

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

MARQUEE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FIFTY-TWO WEEKS ENDED MARCH 29, 2007

(dollars in thousands)

				Holdings
		Cinemex		Pro Forma
	Holdings	Pro Forma		for Cinemex
	Historical	Adjustments		Transaction

Admissions	$1,659,939	$(83,015	)(4)	$1,576,924
Concessions	686,318	(54,394	)(4)	631,924
Other	115,314	(20,940	)(4)	94,374
Total revenues	2,461,571	(158,349)		2,303,222

Film exhibition costs	855,804	(34,939	)(4)	820,865
Concession costs	79,711	(13,097	)(4)	66,614
Operating expense	619,076	(39,953	)(4)	579,123
Rent	445,924	(17,880	)(4)	428,044

General and administrative:
Merger, acquisition and transaction costs	12,447	—		12,447
Management fee	5,000	—		5,000
Other	55,875	(10,015	)(4)	45,860
Preopening expense	6,569	(1,793	)(4)	4,776
Theatre and other closure expense	9,011	—		9,011
Depreciation and amortization	256,472	(28,035	)(4)	228,437
Impairment of long-lived assets	10,686	—		10,686
Disposition of assets and other gains	(11,183)	—		(11,183)

Total costs and expenses	2,345,392	(145,712)		2,199,680

Other income	(10,267)	—		(10,267)
Interest expense:
Corportate borrowings	226,797	(12,258	)(4)	214,539
Capital and financing lease obligations	5,585	(916	)(4)	4,669
Equity in earnings of non-consolidated entities	(233,704)	—		(233,704)
Investment income	(18,191)	597	(4)	(17,594)

Total other income	(29,780)	(12,577)		(42,357)

Earnings from continuing operations before income taxes	145,959	(60)		145,899
Income tax provision	31,500	(3,254	)(4)	28,246

Earnings from continuing operations	$114,459	$3,194		$117,653

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

MARQUEE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FIFTY-TWO WEEKS ENDED MARCH 30, 2006

(dollars in thousands)

				Holdings
		Cinemex		Pro Forma
	Holdings	Pro Forma		for Cinemex
	Historical	Adjustments		Transaction

Admissions	$1,138,034	$(12,791	)(4)	$1,125,243
Concessions	456,028	(7,942	)(4)	448,086
Other	92,816	(2,185	)(4)	90,631
Total revenues	1,686,878	(22,918)		1,663,960

Film exhibition costs	595,353	(4,897	)(4)	590,456
Concession costs	50,581	(1,736	)(4)	48,845
Operating expense	451,522	(6,929	)(4)	444,593
Rent	329,878	(3,251	)(4)	326,627

General and administrative:
Merger, acquisition and transaction costs	12,523	—		12,523
Management fee	2,000	—		2,000
Other	40,251	(1,955	)(4)	38,296
Preopening expense	6,607	(839	)(4)	5,768
Theatre and other closure expense	601	—		601
Restructuring charges	3,980	—		3,980
Depreciation and amortization	164,047	(5,949	)(4)	158,098
Impairment of long-lived assets	11,974	—		11,974
Disposition of assets and other gains	(997)	—		(997)

Total costs and expenses	1,668,320	(25,556)		1,642,764

Other income	(9,818)	—		(9,818)
Interest expense:
Corportate borrowings	139,042	(2,110	)(4)	136,932
Capital and financing lease obligations	4,068	(131	)(4)	3,937
Equity in losses of non-consolidated entities	7,807	—		7,807
Investment income	(3,409)	76	(4)	(3,333)

Total other expense	137,690	(2,165)		135,525

Loss from continuing operations before income taxes	(119,132)	4,803		(114,329)
Income tax provision	71,800	(1,140	)(4)	70,660

Loss from continuing operations	$(190,932)	$5,943		$(184,989)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

MARQUEE HOLDINGS INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL INFORMATION

(dollars in thousands)

(1) Represents the estimated net sales proceeds from the Cinemex Transaction (using exchange rates as of the date of sale, as applicable) as follows:

Closing Proceeds	$315,000
Funded Indebtedness	(85,203)
Cash and Equivalents	19,717
Remaining Non-Compete Payments	(218)
Success Bonus Program	(952)
Pepsi Deferred Revenue Amount	(1,900)
Excess Estimated Working Capital	1,696
Estimated Fees and Expenses	(4,534)

Net Cash Proceeds	243,606

Estimated Tax Refunds from Post-Closing Returns	11,732

Estimated Net Sales Proceeds	$255,338

(2) Reflects the consolidated assets, liabilities and accumulated other comprehensive loss of Cinemex.

(3) Pro forma adjustments have been made to accumulated deficit for the estimated gain on sale of Cinemex that is not expected to have a continuing impact to the statements of operations as follows:

Estimated net sales proceeds from the Cinemex Transaction	$255,338
Less:
Cinemex net assets (using exchange rates as of October 2, 2008)	(232,983)
Cinemex accumulated other comprehensive loss (using exchange rates as of October 2, 2008)	(11,470)

Gain before income taxes	10,885

Income taxes*	(28,700)

Net loss	$(17,815)

*Approximately $21.8 million of these income taxes are attributable to the release of valuation allowance established in a previous business combination.

(4) Represents the consolidated statements of operations for Cinemex.

(d)	Exhibits

10.1

Stock Purchase Agreement dated as of November 5, 2008 among Entretenimiento GM de Mexico S.A. de C.V., as Buyer, and AMC Netherlands HoldCo B.V., LCE Mexican Holdings, Inc., and AMC Europe S.A., as Sellers and AMC Entertainment Inc., as Guarantor (incorporated by reference from Exhibit 10.1 to Holdings’ Form 10-Q (File No. 1-33344) filed November 17, 2008).

*10.2	Amendment to Stock Purchase Agreement.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQUEE HOLDINGS INC.

Date: January 5, 2009	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer